AST SpaceMobile

Transforming how
the world connects

Nasdaq

NASDAQ: ASTS

Business Update – Third Quarter 2021

November 15, 2021

Forward Looking Statements

The information in this presentation and the oral statements made in connection therewith includes “forward-looking statements” for the purposes of federal securities laws that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact in this presentation and the oral statements made in connection therewith regarding AST SpaceMobile, Inc.’s, collectively with its subsidiaries (“SpaceMobile” or the “Company”), financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Form S-1 Registration Statement filed with the SEC on June 25, 2021 (File No. 333-257425) as well as the Risk Factors contained in Part II, Item 1A of AST SpaceMobile’s Form 10-Q dated August 16, 2021. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Industry and Market Data

This presentation includes market data and other statistical information from sources believed to be reliable, including independent industry publications, governmental publications or other published independent sources. Although AST SpaceMobile believes these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness.

Trademarks and Trade Names

AST SpaceMobile owns or has rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with AST SpaceMobile, or an endorsement or sponsorship by or of AST SpaceMobile. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that AST SpaceMobile will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Market opportunity

Significant financial opportunity to change the lives of billions of people around the globe

Source: GSMA market data.

AST SpaceMobile

Designed to eliminate coverage gaps and enable billions of people globally to stay connected through their mobile phones

$1 Trillion

global mobile wireless services market

5 Billion

mobile phones moving in and out of coverage

~50%

global population without cellular broadband



SpaceMobile will connect directly to mobile phones

Source: GSMA Intelligence (data as of 3/31/2021).

1. Metric defined as number of subscribers represented by mobile network operators who have agreements and understandings with AST SpaceMobile as of 9/30/2021.

Building the first and only space-based cellular broadband network

Giant total addressable market

Global wireless services market generates over $1 trillion in annual revenue via 5 billion mobile devices

Revolutionary tech, over 1,600 patent & patent-pending claims and first-mover advantage

Technology designed to deliver broadband from space to unmodified mobile devices, providing a one-of-a-kind service to fill cellular coverage gaps

Industry-leading strategic partners

Investment, development and commercial relationships with Vodafone, American Tower, Rakuten and others

Built-in customer base ready to be turned on

When operational, SpaceMobile service will be available to the 1.5 billion existing MNO subscribers of AST SpaceMobile's wireless customers [1]

Flexible, scalable, super-wholesale business model

The SpaceMobile network is designed to provide frictionless access to existing MNO subscribers under revenue share agreements



11:40
5Gs
SpaceMobile
You are out of coverage. Would you like to turn on your SpaceMobile Day Pass? (Yes/No)
Yes
Welcome to SpaceMobile. You will now be connected everywhere.

Update



AST SpaceMobile headquarters at Midland International Air & Space Port

85,000 sq ft facility with potential capacity to produce up to 2 satellites per month


AST

Second facility in Midland, Texas under contract

On October 14th, AST SpaceMobile entered into an agreement to purchase a ~100,000 sq ft expansion facility in Midland, Texas

The new facility, together with additional on-site investment, provides potential capacity to produce 6 spacecraft per month with highly automated processes





Final assembly, integration, testing and delivery

Midland facility clean room where final AIT of BlueWalker 3 is being conducted


MAXIMUM WORKING LOAD 85KG
WORKING LOAD 85KG
B

Final assembly, integration, testing and delivery (cont'd)

Second generation launch vehicle adapter



Assembly line preparation



Full satellite radio frequency testing



Vibration testing





Satellite container arrives



BW3 micron assembly

All BW3 components are now on hand, either purchased from a 3rd party or manufactured in house

Micron assembly line









Antenna manufacturing process





Micron



BW3 micron testing

Thermal testing highly-automated process



Radio frequency testing




AST

Antenna component testing







BlueWalker 3 in-orbit plan



- Size: 693 square-foot phased array
- We believe BW3 will be one of the largest phased array antenna deployed into low Earth orbit
- Altitude: ~400 kilometers (~250 miles)
- Orbit: 53 degrees inclined
- Speed: ~25,000 km/h (~17,000 mph)
- Circle the Earth every ~90 minutes

Launch provider flexibility

Configuration supports compatibility with several leading launch vehicles, and the forecasted pipeline of new heavy-launch vehicles should present additional transportation options for the planned constellation

Source: Company websites, press and Wall Street research.



Launcher:	Falcon 9	Falcon Heavy	Starship	Soyuz	Ariane 5	Angara A5
Provider:	SpaceX	SpaceX	SpaceX	Arianespace	Arianespace	Various

Business



AST SpaceMobile technology solution

Differentiated approach compared to existing space-based communications

	First & Only Broadband Direct To Mobile Phones	Direct via Proprietary Mobile Phones	Indirect via Complex, Expensive Hardware
	 09:41		
	Any standard mobile phone	Provider-specific satphones (~$1K)	Provider-specific antennas mounted on planes, ships, vehicles, buildings (~$1K-$200K+)
End Users	Mass market mobility and the unconnected	Narrowband service on satphones	Enterprise, Maritime, Aviation, Government, Residential
Market Size[1]	**> $1 trillion**	**< $2 billion**	**< $20 billion**

1. Market size based on the sum of 2020A revenues of included providers, AST SpaceMobile market size based on GSMA estimate of total cellular wireless market spend.

AST SpaceMobile differentiation

Only pure play, low Earth orbit (LEO) broadband communications company that is publicly-traded

Novel technology solution applicable to a market of 5 billion mobile phones and the related $1 trillion TAM[1]

Jointly going to market, not competing, with mobile network operators with hundreds of millions of subscribers

Revenue share business model designed to allow users to sign up with a simple text message

Approximately $360 million cash and cash equivalents to fund business operations and the first phase of production spacecraft[2]

1. AST SpaceMobile market size based on GSMA Intelligence estimate of total cellular wireless market spend.
2. As of September 30, 2021.

How subscribers are expected to use SpaceMobile

Service designed to be compatible with the 5 billion existing mobile phones used globally today

Significant flexibility in go-to-market strategy, with multiple potential ways for cellular subscribers to access more and better connectivity



Day Pass (Ad-Hoc)

- Subscribers receive a text on their phone asking if they would like to turn on SpaceMobile service



Monthly Add-on (Consumer)

- A fixed monthly rate to add SpaceMobile as a supplemental service to existing cellular plan
- Automatically connect with SpaceMobile's network upon entering an area without cell tower coverage



Monthly Add-on (Enterprise)

- Same as consumer, but with more data targeting power users



Standalone Plan (Unconnected Subs)

- In areas without reliable cellular coverage today, subscribers would use and pay for SpaceMobile as their primary network
- Incumbent wireless companies would sell phones and market service



Emergency Connection

- Subscribers would use SpaceMobile during emergencies and natural disasters when terrestrial networks have failed


11:40
5G
SpaceMobile
You are out of coverage. Would you like to turn on your SpaceMobile Day Pass? (Yes/No)
Yes
Welcome to SpaceMobile. You will now be connected everywhere.

Continued business momentum

Source: GSMA Intelligence (data as of 3/31/2021).

1. Metric defined as number of subscribers represented by mobile network operators who have agreements and understandings with AST SpaceMobile.

Commercial and organizational progress in parallel with technology and industrialization

Commercial

New MOUs signed with:
MTN Group
YTL (Malaysia)
Somcable (Somaliland)

1.5 billion subscribers represented by mobile network operators with whom we have agreements and MOUs [1]

Organizational

Increase of 40 employees during Q3, now with a team of 509, including 301 full-time employees, other full-time contractors and 3rd party engineering services

Increase to 1,600 patent- and patent-pending claims supports strong and expanding competitive moat (as of 11/11/2021)

Financial Results



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AST
SpaceMobile
Transforming how the world connects
Nasdaq

Q3 2021 key financial metrics

Operating Expenses



$mm
Pre-Transaction
Post-Transaction
$12.1
$0.6
$1.0
$5.5
$4.9
+13.0
+$0.3
+$8.6
+$3.6
+$0.9
$25.1
$0.5
$9.6
$9.2
$5.8
($2.0)
+$0.4
($4.7)
+$0.1
+$2.2
$23.1
$0.9
$4.9
$9.3
$8.0
Q1 2021
Q2 2021
Q3 2021
Depreciation and amortization
Research and development costs
General and administrative costs
Engineering services

Capex



$mm
$54.4
$15.7
$38.7
+$4.2
+$18.0
$76.6
$19.9
$56.7
As of 6/30/2021
As of 9/30/2021
BlueWalker 3 Satellite - construction in process
Property and equipment

As of 9/30, we have $56.7mm invested in BW3 and expect to incur an additional $10mm - $12mm including non-recurring engineering, components and launch

AST SpaceMobile

Nasdaq

NASDAQ: ASTS